Exhibit 10.3

RLG/jlm/C1191.00/C1238.00/gcah.198.06	July 12, 2006

Ing. Guillermo García Álvarez-Valle

Repsol YPF, S.A.

Paseo de la Castellana, 278

28046 Madrid, Spain

RE:	Consent of Gaffney, Cline & Associates, Inc.

Dear Ing. García:

Gaffney, Cline & Associates, Inc. (GCA) recently prepared for and submitted to Repsol YPF, S.A. (Repsol) the following entitled reports:

•	“Crude Oil and Natural Gas Reserve Audit Certification of Six Fields in San Jorge Basin, Effective December 31, 2005”, dated January 2006;

•	“Hydrocarbon Liquids and Natural Gas Reserve Audit Certification for the Loma La Lata Field, Effective December 31, 2005”, dated January 2006; and

•	“Hydrocarbon Liquids and Natural Gas Reserve Audit Certification for the San Alberto and San Antonio Fields, Effective December 31, 2005”, dated January 2006.

As independent reserve engineers for Repsol, GCA hereby confirms that it has granted and not withdrawn its consent to the incorporation of information derived from above entitled reports by reference in Section 2.2.1. “Exploration and Production” in Repsol’s annual report on Form 20-F, for the year ended December 31, 2005, and in the Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information) to the Consolidated Financial Statements included therein.

We also consent to the reference to our firm and the inclusion of information derived from our reports through incorporation by reference of the named Form 20-F in the Registration Statements Nos. 333-12254 and 333-10669 filed with the United States Securities and Exchange Commission.

Very truly yours,

GAFFNEY CLINE & ASSOCIATES, INC.

Bill Cline